EXHIBIT 10.2

September 19, 2006

Re: Collaboration and License Agreement dated as of August 1, 2006 by and between POZEN INC. and Astrazeneca AB (the "Collaboration Agreement")

Dear Denise:

This letter sets forth the understanding between POZEN INC. (“POZEN”) and Astrazeneca AB (“Astrazeneca”) with regard to the matters set forth below and in connection with the Collaboration Agreement. Any capitalized terms not otherwise defined herein shall have the meaning given such term in the Collaboration Agreement. POZEN and Astrazeneca herein are collectively referred to as the Parties.

1. In accordance with Section 12.1 of the Collaboration Agreement, the Effective Date of the Collaboration Agreement is September 7, 2006.

2. The Parties have attached hereto final versions of Schedule 10.1 and Schedule 10.7, which shall be incorporated by this reference and made part of the Collaboration Agreement.

3. The Parties agree that a final schedule of Formulation Development Activities and a Formulation Budget pursuant to Section 6.1.4 of the Collaboration Agreement shall be agreed by the Parties as soon as reasonably practicable but not later than *****.

4. This letter is being executed pursuant to the terms of Section 15.6 of the Collaboration Agreement and shall be governed by the general terms of Article 15 of the Collaboration Agreement. Except as otherwise expressly provided in this letter, the terms of the Collaboration Agreement shall remain in full force and effect. This letter may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

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If this letter reflects your understanding, please countersign in the space provided below and return one original copy to POZEN by facsimile at (919) 913-1039.

Regards,

________________________
John R. Plachetka
Chairman, President and CEO

AGREED:

ASTRAZENECA AB (publ)

By:
Name:	Denise Goode
Title:	Licensing Director

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SCHEDULE 10.1

Part 10.1.14 - Agreements

Consultant/Vendor	Form of Contract	Service Description

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

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SCHEDULE 10.7
POZEN SUBCONTRACTORS

*****

If AstraZeneca provides POZEN with written notice describing in reasonable detail information that has reasonably and in good faith caused AstraZeneca to believe that it would not be in the best interest of the Product for POZEN to enter into any new subcontract with any of the subcontractors listed above, then POZEN will not, without AstraZeneca’s prior written consent (not to be unreasonably withheld) engage such subcontractor in the conduct of Development activities under the Agreement.

301264 v2/RE

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